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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


RE:  NovaMed Eyecare, Inc.
     Form S-8 for Registration of 6,651,800 Shares of Common Stock


     As Independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of this registration statement.


                                    /s/ ARTHUR ANDERSEN LLP
                                        -------------------
                                        ARTHUR ANDERSEN LLP

Chicago, Illinois
September 22, 1999